UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                      Pursuant to Sections 13 and 15(d) of
                       the Securities Exchange Act of 1934



                                February 21, 2003
                Date of Report (Date of earliest event reported)


                       ASSOCIATED MATERIALS INCORPORATED
             (Exact Name of Registrant as Specified in Its Charter)


      Delaware                      0-24956                  75-1872487
(State of Incorporation)     (Commission File Number)      (IRS Employer
                                                        Identification No.)


                                 3773 State Road
                           Cuyahoga Falls, Ohio 44223
                     (Address of Principal Executive Office)


                                 (800) 257-4335
              (Registrant's Telephone Number, Including Area Code)

ITEM 9.   OTHER EVENTS

     On February 21, 2003, Associated Materials Incorporated issued a press release announcing its financial results for the fourth quarter and year-end December 31, 2002. The full text of the press release is attached as Exhibit
99.1 hereto.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibit:

Exhibit
Number         Description
----------     --------------

99.1 Press Release dated February 21, 2003, issued by Associated Materials Incorporated.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ASSOCIATED MATERIALS
                                                INCORPORATED


DATE:  February 21, 2003                  By: /s/ D. Keith LaVanway
                                             -------------------------------
                                             D. Keith LaVanway
                                             Vice President-Chief Financial
                                             Officer, Treasurer and Secretary










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